UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
January 26, 2022

Central Pacific Financial Corp.
(Exact name of registrant as specified in its charter)

Hawaii	001-31567	99-0212597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 South King Street, Honolulu, Hawaii
(Address of principal executive offices)

96813
(Zip Code)

(808) 544-0500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, No Par Value	CPF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 26, 2022, Central Pacific Financial Corp. (the "Company") issued a press release regarding its results of operations and financial condition for the quarter ended December 31, 2021. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference. In addition, the Company has furnished hereto as Exhibit 99.2 an Earnings Supplement providing additional financial information which the Company has made available on its website and which exhibit is incorporated herein by reference.

ITEM 7.01. REGULATION FD DISCLOSURE

On January 26, 2022, Central Pacific Financial Corp. will hold an investor conference call and webcast to discuss financial results for the quarter ended December 31, 2021, including the attached press release and other matters relating to the Company.

The Company has also made available on its website two slide presentations containing certain additional information about the Company's financial results for the quarter ended December 31, 2021 (the "Earnings Supplement") and its Banking-as-a-Service ("BaaS") initiative (the "BaaS Launch Supplement"). The Earnings Supplement is furnished herewith as Exhibit 99.2 and the BaaS Launch Supplement is furnished herewith as Exhibit 99.3 and are incorporated herein by reference. All information in Exhibits 99.2 and 99.3 is presented as of the particular date or dates referenced therein, and the Company does not undertake any obligation to, and disclaims any duty to, update any of the information provided except as required by law.

The Earnings Supplement and the BaaS Launch Supplement contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to the Company’s current expectations and are subject to the limitations and qualifications set forth in the attached presentation as well as in the Company’s other documents filed with the Securities and Exchange Commission, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

The information provided in Items 2.02 and 7.01 of this Current Report, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall the information in Exhibits 99.1, 99.2, and 99.3 be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits
	99.1	Press release dated January 26, 2022
	99.2	Earnings Supplement
	99.3	BaaS Launch Supplement
	104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Pacific Financial Corp.
(Registrant)

Date:	January 26, 2022	/s/ David S. Morimoto
David S. Morimoto
Senior Executive Vice President and Chief Financial Officer